EXHIBIT 99.1

Investor Relations

Heather Hille

Director, Investor Relations & External Communications

(952) 887-8923, heather.hille@toro.com

Media Relations

Branden Happel

Senior Manager, Public Relations

(952) 887-8930, branden.happel@toro.com

For Immediate Release

The Toro Company Announces New Underground Construction Business Strategy

New strategy will best serve customers, leverage world-class channel partners and position the company for future growth

BLOOMINGTON, Minn. (August 1, 2019) – The Toro Company today announced that it is realigning the organizational structure for its underground construction businesses to better serve customers, maximize synergies and streamline costs.  The company intends to combine certain aspects of the Ditch Witch, American Augers and Trencor businesses, all of which were part of the Charles Machine Works acquisition announced earlier this year. This realignment supports a streamlined approach to the marketing, sales and service functions of those businesses to more effectively support end customer needs.

“We continue to be very excited about the expertise, knowledge and understanding of the underground business that the Charles Machine Works companies bring to our organization,” said Rick Rodier, group vice president, construction businesses at The Toro Company. “Throughout the ongoing integration process, we continue to be impressed by their market-leading position, strong product portfolio and best-in-class channel.  It is these factors that have influenced our decision to concentrate on the Charles Machine Works’ product portfolio and brands in the underground product category going forward.”

In a related strategic move, the company has decided to wind down its Toro-branded large horizontal directional drill and riding trencher categories.  With the addition of the Charles Machine Works companies to The Toro Company family of brands, there are many opportunities to leverage their strength in the underground market, while maximizing efficiencies and cost benefits. These actions are very much aligned with the broader integration plan and will allow the company to rationalize its product offering in the underground construction market quickly and efficiently.  The Toro brand will continue to serve the growing rental and specialty construction markets with industry-leading Dingo® compact utility loaders, concrete and masonry mixers, compaction equipment, and tree and specialty turf products.

Since closing on the acquisition, integration and the resulting synergies are progressing as planned.  These strategic initiatives have been put in place to generate even greater efficiencies, while enabling the company to allocate resources to both the Toro and Charles Machine Works brands effectively.  The moves also align with the company’s commitment to accelerating profitable growth, while extending its legacy of excellence.

The Toro Company will address details of this press release and answer related questions during its 2019 third quarter earnings call and webcast for investors beginning at 10:00 a.m. CDT on August 22, 2019. The webcast will be available at www.streetevents.com or at www.thetorocompany.com/invest.

2 - The Toro Company Announces New Underground Construction Business Strategy

About The Toro Company

The Toro Company (NYSE: TTC) is a leading worldwide provider of innovative solutions for the outdoor environment including turf and landscape maintenance, snow and ice management, underground utility construction, rental and specialty construction, and irrigation and outdoor lighting solutions. With sales of $2.6 billion in fiscal 2018, The Toro Company’s global presence extends to more than 125 countries through a family of brands that includes Toro, Ditch Witch, Exmark, BOSS Snowplow, American Augers, Subsite Electronics, HammerHead, Trencor, Unique Lighting Systems, Irritrol, Hayter, Pope, Lawn-Boy, MTI Equipment and Radius HDD. Through constant innovation and caring relationships built on trust and integrity, The Toro Company and its family of brands have built a legacy of excellence by helping customers care for golf courses, sports fields, construction sites, public green spaces, commercial and residential properties and agricultural operations. For more information, visit www.thetorocompany.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and that are subject to the safe harbor created by those sections. In addition, Toro or others on its behalf may make forward-looking statements relating to the underground construction business strategy from time to time in oral presentations, including telephone conferences and/or web casts open to the public, in press releases or reports, on our web sites or otherwise. Statements that are not historical are forward-looking and reflect expectations and assumptions. Forward-looking statements are based on Toro’s current expectations of future events, and often can be identified in this release and elsewhere by using words such as "expect," "strive," "looking ahead," "outlook," "guidance," "forecast," "goal," "optimistic," "anticipate," "continue," "plan," "estimate," "project," "believe," "should," "could," "will," "would," "possible," "may," "likely," "intend," "can," "seek," "potential," "pro forma," or the negative thereof and similar expressions or future dates.  Some of the forward-looking statements in this release include efficiency gains, cost savings, and synergy enhancements anticipated as a result of the new underground construction business strategy.  Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied. The following are some of the factors known to Toro that could cause Toro’s actual results to differ materially from what Toro has anticipated in its forward-looking statements:  delays in implementing the new underground construction business strategy; the failure by Toro to achieve any cost or revenue synergies expected from such strategy or delays in the realization thereof; business disruption during the pendency of or following the implementation of such strategy; and unanticipated charges that may be incurred in connection with such actions.  For more information regarding these and other uncertainties and factors that could cause Toro’s actual results to differ materially from what it has anticipated in its forward-looking statements or otherwise could materially adversely affect its business, financial condition or operating results, see Toro’s most recently filed Annual Report on Form 10-K, Part I, Item 1A, “Risk Factors” and Quarterly Reports on Form 10-Q, Part II, Item 1A, “Risk Factors”.  All forward-looking statements included in this release are expressly qualified in their entirety by the foregoing cautionary statements. Toro cautions readers not to place undue reliance on any forward-looking statement which speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described above, the risks described in Toro’s most recent Annual Report on Form 10-K, Part I, Item 1A, “Risk Factors” and Quarterly Reports on Form 10-Q, Part II, Item IA, “Risk Factors,” as well as others that Toro may consider immaterial or does not anticipate at this time. The foregoing risks and uncertainties are not exclusive and further information concerning Toro and its businesses, including factors that potentially could materially affect Toro’s financial results or condition, may emerge from time to time. Toro undertakes no obligation to update forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. Toro advises you, however, to consult any further disclosures it makes on related subjects in its future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that Toro may file with or furnish to the SEC.

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